SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Check the appropriate box:

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☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

Cohen & Steers Closed-End Opportunity Fund, Inc.

Cohen & Steers Global Income Builder, Inc.

Cohen & Steers Infrastructure Fund, Inc.

Cohen & Steers Quality Income Realty Fund, Inc.

Cohen & Steers REIT and Preferred Income Fund, Inc.

Cohen & Steers Select Preferred and Income Fund, Inc.

Cohen & Steers Total Return Realty Fund, Inc.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

Cohen & Steers MLP Income and Energy Opportunity Fund, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

(each a “Fund”, and collectively, the “Funds”)

280 Park Avenue, New York, New York 10017

(212) 832-3232

NOTICE OF JOINT ANNUAL MEETING OF STOCKHOLDERS

To Be Held On April 23, 2015

To the Stockholders of the above-listed Funds:

NOTICE IS HEREBY GIVEN that the Joint Annual Meeting of Stockholders (the “Meeting”) of the Funds, each a Maryland corporation, will be held at the offices of the Funds, 280 Park Avenue, 10th Floor, New York, New York 10017, on April 23, 2015 at 10:00 a.m., New York City time, for the following purposes, all of which are more fully described in the accompanying Combined Proxy Statement dated March 6, 2015:

1. To consider and vote upon the election of three Directors of each Fund, to hold office for a term of three years and until their successors are duly elected and qualified;

Stockholders of Cohen & Steers Infrastructure Fund, Inc. are being asked to provide voting instructions on the following proposal 2:

2. To consider and vote upon a proposal to revise its fundamental investment restriction relating to industry concentration; and

3. To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The Board of Directors (the “Directors”) have fixed the close of business on February 28, 2015 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof. The enclosed proxy is being solicited on behalf of the Directors.

By order of the Boards of Directors,

Francis C. Poli
Secretary

New York, New York

March 6, 2015

YOUR VOTE IS IMPORTANT

We invite you to utilize the convenience of Internet voting at the site indicated on the enclosed Proxy Card. While at that site you will be able to enroll in our electronic delivery program which will insure that you receive future mailings relating to annual meetings as quickly as possible and will help the Fund(s) save costs. Or you may indicate your voting instructions on the enclosed Proxy Card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to save the Fund(s) any additional expense of further solicitation, please authorize your proxy promptly.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to

Be Held on April 23, 2015.

This notice, proxy statement and proxy card for each Fund is available at www.proxyvote.com

PROXY STATEMENT

COMBINED PROXY STATEMENT

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC. (“FOF”)

COHEN & STEERS GLOBAL INCOME BUILDER, INC. (“INB”)

COHEN & STEERS INFRASTRUCTURE FUND, INC. (“UTF”)

COHEN & STEERS QUALITY INCOME REALTY FUND, INC. (“RQI”)

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC. (“RNP”)

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC. (“PSF”)

COHEN & STEERS TOTAL RETURN REALTY FUND, INC. (“RFI”)

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC. (“LDP”)

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC. (“MIE”)

280 Park Avenue

New York, New York 10017

(212) 832-3232

JOINT ANNUAL MEETING OF STOCKHOLDERS

To Be Held On April 23, 2015

INTRODUCTION

This Combined Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Directors (the “Boards”) of the above listed entities, each a Maryland corporation (each a “Fund”, and collectively, the “Funds”), to be voted at the Joint Annual Meeting of Stockholders of the Funds, to be held at the offices of the Funds, 280 Park Avenue, 10th Floor, New York, New York 10017, on April 23, 2015 at 10:00 a.m., New York City time, and at any adjournments or postponements thereof (collectively, the “Meeting”). In order to attend the meeting in person, shareholders must bring valid photo identification. The solicitation will be by mail and the cost (including printing and mailing this Proxy Statement, Notice of Meeting and Proxy Card, as well as any necessary supplementary solicitation) will be borne by each Fund pursuant to the terms of its investment management agreement. In addition to soliciting proxies by mail, each Fund’s officers or representatives of the Funds’ investment manager may solicit proxies by telephone. The Meeting is being held for the following purposes (each, a “Proposal” and together the “Proposals”). The Notice of Meeting, Proxy Statement and Proxy Card are being mailed to stockholders on or about March 6, 2015.

Proposal	Affected Funds
1) To consider and vote upon the election of 3 Directors for each Fund, each Director to serve for a term to expire in 2018	All Funds
2) To consider and vote upon the approval of the revision of UTF’s fundamental investment restriction with respect to concentrating investments in an industry	UTF

In accordance with each Fund’s bylaws, the presence in person or by proxy of the holders of record of a majority of the shares of each Fund issued and outstanding and entitled to vote at the Meeting shall constitute a quorum for such Fund at the Meeting. If, however, a quorum shall not be present or represented at the Meeting or if fewer shares are present in person or by proxy than is the minimum required to take action with respect to any proposal presented at the Meeting, the chairman of the meeting or, the holders of a majority of the shares of each Fund present in person or by proxy (or a majority of votes cast if a quorum is present) shall have the power to adjourn the Meeting from time to time, without notice other than announcement at the Meeting, until the requisite number of shares entitled to vote at the Meeting shall be present, but in no event to a date more than 120 days after the record date. At any adjourned Meeting, if the relevant quorum is subsequently constituted, any business may be transacted which might have been transacted at the Meeting as originally called. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that they have not received instructions from the beneficial owner or other persons entitled to vote on a particular matter with respect to which the brokers or nominees do not have discretionary voting power) will be treated as shares that are present but which have not been voted. For Proposal one, abstentions and broker non-votes, if any, will have no effect on obtaining the requisite approval of the proposal. For Proposal two, abstentions and broker non-votes will have the effect of votes against the proposal.

Although each Fund is a separate investment company that holds an annual meeting of stockholders, the Funds’ Proxy Statements have been combined into this Combined Proxy Statement to reduce expenses to the Funds of soliciting proxies for the Meeting.

The Boards of Directors have fixed the close of business on February 28, 2015 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. The outstanding voting shares of each Fund as of February 28, 2015 consisted of:

Fund	Shares of Common Stock
FOF	27,209,148.0000
INB	23,104,567.0000
RQI	109,646,321.0369
RNP	47,769,767.3480
UTF	85,688,397.6420
RFI	26,135,469.000
PSF	11,989,361.000
LDP	28,830,580.000
MIE	26,855,452.000

Each share is entitled to one vote and each fractional share is entitled to a proportional fractional share vote. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or as otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies will be voted for the election of the Directors. Any stockholder may revoke his or her proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Fund(s) at its offices at 280 Park Avenue, New York, New York 10017, or by signing another proxy of a later date or by personally casting his or her vote at the Meeting. Stockholders can vote only on matters affecting the Fund(s) in which they hold shares. Because the proposals in the Notice of Joint Annual Meeting of stockholders are separate for each Fund, it is essential that stockholders who own shares in multiple Funds complete, date, sign and return (or vote by Internet in respect of) each Proxy Card they receive.

The most recent annual report of each Fund, including financial statements, has been previously mailed to that Fund’s stockholders. If you have not received your report or would like to receive an additional copy free of charge, please contact Tina M. Payne, Assistant Secretary of the Funds, at 280 Park Avenue, New York, New York 10017, (800) 330-7348, and it will be sent promptly by first-class mail.

PROPOSAL ONE

ELECTION OF DIRECTORS

For each Fund, at the Meeting three Directors are nominated to be elected to serve for their respective terms and until their successors are duly elected and qualified. The nominees for Director are George Grossman, Robert H. Steers and C. Edward Ward, Jr., for terms to expire at the 2018 annual meeting of stockholders. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the nominees. At the Meeting, the holders of each Fund’s common stock will have equal voting rights (i.e., one vote per share), and will vote as a single class for each Fund on the election of Messrs. Grossman, Steers and Ward. Messrs.

Grossman, Steers and Ward currently serve as Director of each of the twenty-one funds within the group of funds registered under the Investment Company Act of 1940, as amended, (the “Act”) that are managed by Cohen & Steers (the “Cohen & Steers Fund Complex”).

Each Fund’s stockholders initially elected their Board of Directors to staggered terms at the respective Annual Meeting of Stockholders held on:

Funds	Date of stockholder meeting electing Board of Directors to staggered terms
FOF	April 19, 2007
INB	April 17, 2008
RQI	April 24, 2003
RNP	April 29, 2004
RFI	April 27, 1994
UTF	April 28, 2005
PSF	April 28, 2011
LDP	April 25, 2013
MIE	April 24, 2014

Accordingly, the term of office of only a single class of Directors will expire in 2015. As a result of this system, only those Directors in any one class may be changed in any one year, and it would require two years or more to change a majority of a Fund’s Board of Directors. This system of electing Directors, which may be regarded as an “anti-takeover” provision, may have the effect of maintaining the continuity of management and, thus, make it more difficult for each Fund’s stockholders to change the majority of Directors.

The nominees have consented to serve as Directors. The Board of each Fund knows of no reason why a nominee would be unable to serve, but in the event of such unavailability, the proxies received will be voted for such substitute nominee as the Board of such Fund may recommend.

Directors of the Funds, together with information as to their positions with the Funds, principal occupations and other board memberships and affiliations for at least the past five years, are shown below.

Name, Address[1] and Age		Position Held with Fund	Principal Occupation(s) During At Least The Past Five Years (Including Other Directorships Held)	Length of Time Served[2]	Term of Office	Number of Funds Within Fund Complex Overseen by Director (Including the Funds)
Independent Directors[3]

Michael Clark	Age: 49	Director	From May 2006 to June 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	Since 2011	2017	21

Bonnie Cohen	Age: 72	Director	Consultant. Board member, DC Public library Foundation since 2012, President since 2014; Board Member, Telluride Mountain Film Festival since 2010; Trustee, H. Rubenstein Foundation since 1996; Trustee, District of Columbia Public Libraries since 2004.	Since 2001	2017	21

Name, Address[1] and Age		Position Held with Fund	Principal Occupation(s) During At Least The Past Five Years (Including Other Directorships Held)	Length of Time Served[2]	Term of Office		Number of Funds Within Fund Complex Overseen by Director (Including the Funds)
Dean Junkans	Age: 55	Director	C.F.A; Chief Investment Officer at Wells Fargo Private Bank from 2004 to 2014 and Chief Investment Officer of the Wealth, Brokerage and Retirement group at Wells Fargo & Company from 2011 to 2014; Member and former Chair, Claritas Advisory Committee at the CFA Institute since 2013; Board Member and Investment Committee member, Bethel University Foundation since 2010; Corporate Executive Board Member, National Chief Investment Officers Circle since 2010; formerly, Member of the Board of Governors of the University of Wisconsin Foundation, River Falls, 1996 to 2004; U.S. Army Veteran, Gulf War.	Since 2015	2017		16

George Grossman	Age: 61	Director	Attorney-at-Law.	Since 1993	2018	[4]	21

Richard E. Kroon	Age: 72	Director	Member of Investment Committee, Monmouth University since 2004; Former Director, Retired Chairman and Managing Partner of Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin and Jenrette Securities Corporation from 1981 to 2001. Former chairman of the National Venture Capital Association for the year 2000.	Since 2004	2017		21

Richard J. Norman	Age: 71	Director	Private Investor. Member, Montgomery County, Maryland Department of Corrections Volunteer Corps. since February 2010; Liaison for Business Leadership, Salvation Army World Service Organization (SAWSO) since 2010; Advisory Board Member, The Salvation Army since 1985; Prior thereto, Investment Representative of Morgan Stanley Dean Witter from 1966 to 2000.	Since 2001	2016		21

Name, Address[1] and Age		Position Held with Fund	Principal Occupation(s) During At Least The Past Five Years (Including Other Directorships Held)	Length of Time Served[2]	Term of Office		Number of Funds Within Fund Complex Overseen by Director (Including the Funds)
Frank K. Ross	Age: 71	Director	Visiting Professor of Accounting and Director of the Center for Accounting Education at Howard University School of Business since 2004; Board member and member of Audit Committee (Chairman from 2007 to 2012) and Human Resources and Compensation Committee, Pepco Holdings, Inc. (electric utility) from 2004 to 2014; Former Board Member of NCRIC Inc. from 2004 to 2005; Formerly, Mid-Atlantic Area Managing Partner for Assurance Services at KPMG LLP and Managing Partner of its Washington DC offices from 1977 to 2003.	Since 2004	2016		21

C. Edward Ward, Jr.	Age: 68	Director	Member of The Board of Trustees of Manhattan College, Riverdale, New York since 2004; Formerly Director of closed-end fund management for the New York Stock Exchange (the NYSE) where he worked from 1979 to 2004.	Since 2004	2018	[4]	21

Interested Directors[5]

Joseph M. Harvey	Age: 51	Director, Vice President	President and Chief Investment Officer of the Advisor, since 2003 and President of CNS since 2004.	Since 2014	2016		16

Robert H. Steers	Age: 61	Director, Chairman	Chief Executive Officer of the Advisor and its parent, CNS since 2014. Prior to that, Co-Chairman and Co-Chief Executive Officer of the Advisor since 2003 and CNS since 2004.	Since 1991	2018	[4]	21

1	The address of each Director is 280 Park Avenue, New York, NY 10017.
2	The length of time served represents the year in which the Director was first elected or appointed to any fund in the Cohen & Steers Fund Complex.
3	“Independent Directors” are not “interested persons”, as defined in the Act, of the Funds.
4	If elected at the Meeting.
5	“Interested person,” as defined in the Act, of each Fund (“Interested Director”) because of the affiliation with Cohen & Steers Capital Management, Inc., each Fund’s investment manager (the “Advisor”), and its parent company, Cohen & Steers Inc. (“CNS”).

Each Director, except Messrs. Clark, Junkans and Harvey, has been a Director of each of the Funds for at least five years. Additional information about each Independent Director follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Director possesses which the Boards believe of each of the Funds has prepared them to be effective Directors.

•

Michael Clark - Prior to becoming a Director of various Cohen & Steers funds, Mr. Clark served as President of the DWS family of funds and Managing Director of Deutsche Asset Management for over 5 years. Prior to then, he held senior management positions at Merrill Lynch Investment Managers and Merrill Lynch Asset Management, and prior thereto, was an auditor at Merrill Lynch & Co. and Deloitte & Touche. He has over 24 years of investment management and financial services industry experience.

•

Bonnie Cohen - In addition to her tenure as a Director of various Cohen & Steers funds, Ms. Cohen served as the Funds’ lead Independent Director for one year. She has also served in high ranking positions within the federal government for the past 15 years. In addition, Ms. Cohen has served on the boards of several not-for-profit companies and charitable foundations and founded her own consulting firm. She also served on the board of a firm that analyzes the trends of commercial real estate.

•

Dean Junkans - Prior to becoming a Director of various Cohen & Steers funds, Mr. Junkans was Chief Investment Officer at Wells Fargo Private Bank from 2004 to 2014 and Chief Investment Officer of the Wealth, Brokerage and Retirement group at Wells Fargo & Company from 2011 to 2014. He is currently a member, and former Chair, of the Claritas Advisory Committee at the CFA Institute, and is also a board member and Investment Committee member of Bethel University Foundation. He was a member of the Board of Governors of the University of Wisconsin Foundation, River Falls, from 1996 to 2004, and is a U.S. Army Veteran.

•

George Grossman - In addition to his tenure as a Director of various Cohen & Steers funds, Mr. Grossman has practiced commercial and residential real estate law, real estate development, zoning and complex financing for over 30 years, managing his own law firm. Mr. Grossman also serves as the Chairman of the Boards’ Contracts Review Committee (since 2004), coordinating the information presented to the Boards in connection with the renewal of each Fund’s management contracts as well as interacting with the independent third party service provider.

•

Richard E. Kroon - In addition to his tenure as a Director of various Cohen & Steers funds, Mr. Kroon has served as the Cohen & Steers Fund Complex’s lead Independent Director since 2006, acting as liaison between the Boards and the Independent Directors. Mr. Kroon has over 30 years of investment and management experience. In addition, he has served on the boards of several public and private companies, and charitable foundations.

•

Richard J. Norman - In addition to his tenure as a Director of various Cohen & Steers funds, Mr. Norman has served as the Chairman of the Boards’ Governance Committees since 2004, acting as liaison between the Boards and the Investment Company Institute. Mr. Norman has over 34 years of investment experience. He served as the Investment Chair of Maryland Public Television for over 10 years, administering various investment opportunities. He serves on various boards of several charitable foundations, including the Salvation Army, where he coordinates and oversees numerous fundraising efforts.

•

Frank K. Ross - In addition to his tenure as a Director of various Cohen & Steers funds, Mr. Ross has served as the Chairman of the Boards’ Audit Committee since 2004, acting as liaison between the Boards and the Funds’ independent registered public accountants. Mr. Ross has over 35 years of public accounting and auditing experience. In addition, he is a visiting professor, teaching accounting, auditing and ethics courses at a private university, and serves as the audit committee chairman and a member of the Human Resources and Compensation Committees of a public utility company. He was on the Board of NCRIC, Inc. from 2004 to 2006, when the company was sold. While on NCRIC’s Board, he served on the audit and governance committees.

•

C. Edward Ward Jr. - In addition to his tenure as a Director of various Cohen & Steers funds, Mr. Ward has over 31 years of industry experience with closed-end investment companies, previously serving as Director of Closed-End Fund Management at the New York Stock Exchange. He also earned a master of business administration degree from Harvard University and currently serves as a trustee of a private university.

The Boards believe that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the board level, with no single Director, or particular factor, being indicative of board effectiveness. However, the Boards believe that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Boards believe that their members satisfy this standard. Experience relevant to having this ability may be achieved through a Director’s educational background; business, professional training or practice (e.g., accountancy or law), public service or academic positions; experience from service as a board member (including the Boards of the Funds) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the Boards’ Nominating Committee contains certain other specific requirements and factors considered by the Committee in identifying and selecting Director candidates (please see below).

To assist them in evaluating matters under federal and state law, the Directors are counseled by their own independent legal counsel, who participates in Board meetings and interacts with the Advisor, and also may benefit from information provided by the Funds’ and the Advisor’s counsel; both Board and Fund counsel have significant experience advising funds and fund board members. Each Board and its committees have the ability to engage other experts as appropriate. Each Board evaluates its performance on an annual basis.

Board Composition and Leadership Structure. The Act requires that at least 40% of a Fund’s Directors be Independent Directors and, as such, not affiliated with the Advisor (“Independent Directors”). To rely on certain exemptive rules under the Act, a majority of a Fund’s Directors must be Independent Directors, and for certain important matters, such as the approval of investment advisory agreements or certain transactions with affiliates, the Act or the rules thereunder require the approval of a majority of the Independent Directors. Currently, over 75% of the Funds’ Directors are Independent Directors. The Chairman of each of the Boards is an interested person of the Funds, and the Independent Directors have designated a lead Independent Director who chairs meetings or executive sessions of the Independent Directors, reviews and comments on Board meeting agendas, represents the views of the Independent Directors to management and facilitates communication among the Independent Directors and their counsel. The Boards have determined that their leadership structure, in which the Independent Directors have designated a lead Independent Director to function as described above, is appropriate in light of the services that the Advisor and its affiliates provide to the Funds and potential conflicts of interest that could arise from these relationships.

During the calendar year ended December 31, 2014, the Board of Directors of each Fund met the number of times indicated in the table below:

Fund	Number of Board Meetings
RFI	6
RQI	6
RNP	6
UTF	6
FOF	6
INB	6
PSF	6
LDP	6
MIE	7

Each Director attended at least 75% of the aggregate number of meetings of the Board of Directors and the Committees of which he or she was a member for the calendar year ended December 31, 2014. Mr. Junkans has been a Director since January 26, 2015. The Funds do not have policies with regard to the Directors’ attendance at annual meetings and none of the Directors attended any Fund’s 2014 annual meeting of stockholders. Each Fund maintains five standing Board Committees: the Audit Committee, the Nominating Committee, the Contract Review Committee, the Governance Committee and the Dividend Committee. The Directors serving on each Committee are Independent Directors and otherwise satisfy the applicable standards for independence of a committee member of an investment company issuer under the federal securities laws and under applicable listing standards of the New York Stock Exchange. The members of the Audit Committee of each Fund are Ms. Cohen and Messrs. Clark, Ross, Kroon and Grossman. The members of the Nominating and Contract

Review Committees of each Fund are Ms. Cohen and Messrs. Clark, Kroon, Grossman, Norman, Ross, and Ward. The members of the Governance Committee for each Fund are Messrs. Clark, Norman and Ward. The members of the Dividend Committee for each Fund are Ms. Cohen, and Messrs. Kroon and Clark.

The Audit Committee of each Fund met four times during the fiscal year ended December 31, 2014 and operates pursuant to a written charter adopted by the Board. A current copy of the Audit Committee charter is available on the Advisor’s website at www.cohenandsteers.com/assets/content/uploads/AuditCommitteeCharter.pdf. The general purposes of each Audit Committee are to oversee the Fund’s accounting and financial reporting and processes and audits of the Fund’s financial statements; the integrity of the Fund’s financial statements; the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting processes and financial statement audits; and the qualifications, independence and performance of the independent registered public accounting firm(s) engaged by the Fund and the performance of the Fund’s independent audit function, if any.

The Nominating Committee of each Fund, which each met twice during the fiscal year ended December 31, 2014, operates pursuant to a written charter adopted by the Board. A current copy of the Nominating Committee charter is available on the Advisor’s website at www.cohenandsteers.com/assets/content/uploads/nominating_and_governing_comm_charter.pdf. The main functions of each Nominating Committee are to (i) identify individuals qualified to become Directors in the event that a position is vacated or created, (ii) select the Director nominees for the next annual meeting of stockholders and (iii) set any necessary standards or qualifications for service on the Board. Each Nominating Committee requires that Director candidates have a college degree or equivalent business experience. Each Committee may take into account a wide variety of factors in considering Director candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) an assessment of the candidate’s ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, (iii) educational background, (iv) business, professional training or practice (e.g., accountancy or law), public service or academic positions, (v) an assessment of the candidate’s character and integrity, (vi) experience from service as a board member (including the Board of the Funds) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations, (vii) whether or not the candidate has any relationships that might impair his or her independence, such as any business, financial or family relationships with Cohen & Steers, Fund service providers or their affiliates and (viii) overall interplay of a candidate’s experience, skill and knowledge with that of other Nominating Committee members. In addition, although the Nominating Committee does not have a formal policy with regard to consideration of diversity in identifying Director candidates, the Nominating Committee may consider whether a potential candidate’s qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board’s membership and collective attributes. Such considerations will vary based on the Board’s existing membership and other factors, such as the strength of a potential nominee’s overall qualifications relative to diversity considerations. The Nominating Committee may, but is not required to, retain a third party search firm at the Fund’s expense to identify potential candidates. The Nominating Committee will consider Director candidates recommended by stockholders, provided that any such stockholder recommendation is submitted in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund and further provided that such recommendation includes all other information specified in the Nominating Committee charter and complies with the procedures set forth in Appendix A thereto.

The Contract Review Committee of each Fund each met once during the fiscal year ended December 31, 2014, and each Contract Review Committee operates pursuant to a written charter adopted by the Board. The main functions of each Contract Review Committee are to make recommendations to the Board after reviewing advisory and other contracts that the Fund has with the Advisor and to select third parties to provide evaluative reports and other information to the Board regarding the services provided by the Advisor.

The Governance Committee of each Fund met four times during the fiscal year ended December 31, 2014 and operates pursuant to a written charter adopted by the Board. The main function of each Governance Committee is to assist the Board in the oversight of appropriate and effective governance of the Fund. The

Governance Committee oversees, among other things, the structure and composition of the Board committees, the size of the Board and the compensation of Independent Directors for service on the Board and any Board committee and the process for securing insurance coverage for the Board.

The Dividend Committee of each Fund met four times during the fiscal year ended December 31, 2014. The main function of each Dividend Committee is to assist the Board in the oversight of the Funds’ process for determining distributions and to exercise the power to declare distributions delegated to it by the Board.

Board’s Oversight Role in Management. The Board’s role in management of each Fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Funds, primarily the Advisor and its affiliates, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, each Board, acting at its scheduled meetings, or the lead Independent Director, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Funds’ and the Advisor’s Chief Compliance Officer and portfolio management personnel. Each Board’s audit committee meets during its scheduled meetings, and between meetings the audit committee chair maintains contact, with the Funds’ independent registered public accounting firm and the Funds’ Treasurer and Chief Financial Officer. Each Board also receives periodic presentations from senior personnel of the Advisor or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as business continuity, anti-money laundering, personal trading, valuation, credit, investment research and securities lending. Each Board also receives reports from counsel to the Funds’ and the Advisor and the Boards’ own independent legal counsel regarding regulatory compliance and governance matters. Each Board’s oversight role does not make the Board a guarantor of the Fund’s investments or activities.

Audit Committee Report

The Audit Committee of each Fund has met with PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm, to discuss the scope of the audit engagement, review the Fund’s financial statements, and discuss the statements and audit results with management. The Audit Committee discussed with PricewaterhouseCoopers LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”), received the written disclosures and the letter from PricewaterhouseCoopers LLP required by PCAOB Rule 3526 and discussed with PricewaterhouseCoopers LLP the independent registered public accounting firm’s independence. Based on these reviews and discussions, each Audit Committee recommended to the Board of Directors of such Fund that the audited financial statements of the Fund be included in the Fund’s annual report to stockholders for the last fiscal year for filing with the Securities and Exchange Commission.

February 23, 2015

Submitted by the Audit Committee of each Fund’s Board of Directors

Michael Clark

Bonnie Cohen

George Grossman

Richard E. Kroon

Frank K. Ross, Chairman

*        *        *

As of January 31, 2015, the Directors and officers of each Fund as a group owned the following number of shares of each Fund, which is less than 1% of the outstanding securities of such Fund.

Fund	Aggregate Shares Held
FOF	40,862
INB	18,376
PSF	8,556
RFI	20,991
RNP	32,212
RQI	38,681
UTF	67,109
LDP	2,879
MIE	14,004

To the knowledge of each Fund, no person owned of record or owned beneficially more than 5% of each Fund’s common stock outstanding as of that date, except as listed below:

INB:

Name and Address of Beneficial Owner	Amount of Beneficial Ownership as Reported in Schedule 13G	Percent of Class as Reported in Schedule 13G	Date of Reporting of >5% ownership
First Trust Portfolios L.P.	4,044,991	17.56%	February 9, 2015
First Trust Advisors L.P.
The Charger Corporation 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187

RNP:

Name and Address of Beneficial Owner	Amount of Beneficial Ownership as Reported in Schedule 13G	Percent of Class as Reported in Schedule 13G	Date of Reporting of >5% ownership
First Trust Portfolios L.P.	2,687,450	5.63%	January 16, 2015
First Trust Advisors L.P.
The Charger Corporation 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187

FOF:

Name and Address of Beneficial Owner	Amount of Beneficial Ownership as Reported in Schedule 13G	Percent of Class as Reported in Schedule 13G	Date of Reporting of >5% ownership
Morgan Stanley	1,801,393	6.60%	February 17, 2015
Morgan Stanley Smith Barney LLC 1585 Broadway New York, NY 10036

PSF:

Name and Address of Beneficial Owner	Amount of Beneficial Ownership as Reported in Schedule 13G	Percent of Class as Reported in Schedule 13G	Date of Reporting of >5% ownership
First Trust Portfolios L.P.	1,531,537	12.77%	February 3, 2015
First Trust Advisors L.P.
The Charger Corporation 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187

RFI:

Name and Address of Beneficial Owner	Amount of Beneficial Ownership as Reported in Schedule 13G	Percent of Class as Reported in Schedule 13G	Date of Reporting of >5% ownership
First Trust Portfolios L.P.	3,289,745	12.60%	February 2, 2015
First Trust Advisors L.P.
The Charger Corporation 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187

LDP:

Name and Address of Beneficial Owner	Amount of Beneficial Ownership as Reported in Schedule 13G	Percent of Class as Reported in Schedule 13G	Date of Reporting of >5% ownership
First Trust Portfolios L.P.	4,395,564	15.25%	February 6, 2015
First Trust Advisors L.P.
The Charger Corporation 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187

MIE:

Name and Address of Beneficial Owner	Amount of Beneficial Ownership as Reported in Schedule 13G	Percent of Class as Reported in Schedule 13G	Date of Reporting of >5% ownership
First Trust Portfolios L.P.	5,066,204	18.86%	February 11, 2015
First Trust Advisors L.P.
The Charger Corporation 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187

and that Cede & Co., a nominee for participants in the Depository Trust Company, held of record:

Fund	Shares of common stock	Percentage of Fund’s outstanding common stock
FOF	27,205,231.0000	99.986%
INB	23,100,431.0000	99.982%
RQI	109,511,435.0000	99.877%
RNP	47,730,612.0000	99.918%
UTF	85,649,069.0000	99.954%
RFI	26,016,851.0000	99.546%
PSF	11,988,580.0000	99.993%
LDP	28,830,578.0000	100.000%
MIE	26,854,189.0000	99.995%

As of December 31, 2014, none of the Independent Directors nor any of their immediate family members owned any securities in the Advisor or any person directly or indirectly controlling, controlled by or under common control with, the Advisor.

The following table provides information concerning the dollar range of each Fund’s equity securities owned by each Director and the aggregate dollar range of securities owned in the Cohen & Steers Fund Complex by each Director as of December 31, 2014.

A:	None

B:	$1 – $10,000

C:	$10,001 – $50,000

D:	$50,001 – $100,000

E:	Over $100,000

	FOF	MIE	PSF	RQI	RNP	RFI	UTF	INB	LDP	Aggregate Dollar Range of Equity Securities in the Cohen & Steers Fund Complex
Michael Clark	C	C	C	C	C	C	C	C	C	E
Bonnie Cohen	A	D	D	C	A	C	A	C	C	E
George Grossman	A	A	A	A	A	A	A	A	A	E
Dean Junkans*	A	A	A	A	A	A	A	A	A	A
Joseph M. Harvey**	A	A	A	D	A	B	A	A	A	E
Richard E. Kroon	A	A	A	C	E	B	C	D	A	E
Richard J. Norman	D	A	A	E	C	D	D	A	A	E
Frank K. Ross	A	A	A	C	C	C	A	A	A	E
Robert H. Steers**	A	A	A	A	E	A	E	A	A	E
C. Edward Ward, Jr.	B	B	B	B	B	B	B	B	B	E

*	Dean Junkans was elected to the Boards of Directors on January 26, 2015.
**	Interested Directors.

Compensation of Directors and Officers. The Independent Directors are paid by the Cohen & Steers Fund Complex an annual base retainer of $120,000, paid quarterly and a $10,000 per meeting fee per quarter ($40,000 annually). Prior to January 1, 2015, the Independent Directors base retainer was $107,500. Such fees are allocated over the Cohen & Steers Fund Complex based on average net assets of each fund. Directors also are reimbursed their out-of-pocket expenses in connection with attendance at Board meetings. The Audit Committee Chairman is paid an additional $25,000 per year in the aggregate for his service as Chairman of the Audit Committees of the Cohen & Steers Fund Complex, and the Contract Review Committee and Governance Committee Chairmen are paid an additional $20,000 per year in the aggregate for their work in connection with the Cohen & Steers Fund Complex. The Dividend Committee Chairman is paid an additional $10,000 per year in the aggregate for her service as Chairman of the Dividend Committees of the Cohen & Steers closed-end funds only. The lead Independent Director is paid an additional $50,000 per year in the aggregate for his service as lead Independent Director of the Cohen & Steers Fund Complex. Directors also may be paid additional compensation for services related to the Boards or Board committees, as approved by the Board of each Fund.

The following table sets forth the fees and out-of-pocket expenses paid by each Fund to Directors for the calendar year ended December 31, 2014.

Fund	Total fees and expenses paid for the year ended December 31, 2014
FOF	$21,132
INB	$15,170
PSF	$17,352
RFI	$12,710
RNP	$51,520
RQI	$71,792
UTF	$117,890
LDP	$39,771
MIE	$30,728

The following table sets forth information regarding compensation of Directors by each Fund for the fiscal year ended December 31, 2014 and by the Cohen & Steers Fund Complex for the calendar year ended December 31, 2014. Officers of the Funds, other than the Chief Compliance Officer, and Interested Directors do not receive any compensation from the Funds or any fund in the Cohen & Steers Fund Complex. The table also sets forth the compensation of the Chief Compliance Officer by each Fund for the calendar year ended December 31, 2014. In the column headed “Total Compensation to Directors by Cohen & Steers Fund Complex,” the compensation paid to each Director represents the twenty-one funds that each Director served in the Cohen & Steers Fund Complex during 2014. The Directors do not receive any pension or retirement benefits from the Cohen & Steers Fund Complex.

Compensation Table

Year Ended December 31, 2014

	FOF	INB	PSF	RFI	RNP	RQI	UTF	LDP	MIE	Total Paid to Directors by Cohen & Steers Fund Complex
Interested Directors
Robert H. Steers*, Director & Chairman	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Joseph M. Harvey*, Director	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Independent Directors
Michael Clark, Director	$2,600	$1,865	$2,132	$1,562	$6,332	$8,824	$14,489	$4,887	$3,776	$147,500
C. Edward Ward, Jr., Director	$2,600	$1,865	$2,132	$1,562	$6,332	$8,824	$14,489	$4,887	$3,776	$147,500
Bonnie Cohen, Director & Dividend Committee Chairwoman	$3,151	$2,260	$2,584	$1,895	$7,674	$10,694	$17,559	$5,922	$4,576	$157,500
George Grossman, Director & Contract Review Committee Chairman	$2,953	$2,118	$2,421	$1,774	$7,190	$10,020	$16,453	$5,550	$4,288	$167,500
Richard E. Kroon, Director & Lead Independent Director	$3,482	$2,498	$2,855	$2,091	$8,478	$11,815	$19,400	$6,544	$5,056	$197,500
Richard J. Norman, Director and Governance Committee Chairman	$2,953	$2,118	$2,421	$1,774	$7,190	$10,020	$16,453	$5,550	$4,288	$167,500
Frank K. Ross, Director & Audit Committee Chairman	$3,041	$2,182	$2,494	$1,827	$7,405	$10,319	$16,945	$5,715	$4,416	$172,500
Dean Junkans, Director**	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Lisa Phelan, Chief Compliance Officer	$4,564	$4,058	$5,243	$3,003	$15,107	$20,716	$35,220	$12,245	$9,266	$287,500

*	Interested Directors.
**	Dean Junkans was elected to the Boards of Directors on January 26, 2015.

Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Section 30(h) of the Act, as applied to the Funds, require certain of the Funds’ officers, Directors, the Advisor, affiliates of the Advisor and persons who beneficially own more than 10% of a class of the Funds’ outstanding securities to file reports of ownership of the Funds’ securities and changes in such ownership with the SEC. Those persons are required by Securities and Exchange Commission (the “SEC”) regulations to furnish the relevant Fund(s) with copies of all filings. To each Fund’s knowledge, all of its officers and Directors, the Advisor and its affiliates and certain holders of more than 10% of its common stock complied with all filing requirements under Section 16(a) of the Exchange Act and Section 30(h) of the Act during the fiscal year ended December 31, 2014.

Each Fund’s Board of Directors, including the Independent Directors, unanimously recommends that the stockholders of its Fund vote “FOR” the election of each nominee to serve as a Director of the Fund.

PROPOSAL TWO

TO APPROVE THE REVISION OF UTF’S FUNDAMENTAL INVESTMENT RESTRICTION

WITH RESPECT TO CONCENTRATING INVESTMENTS IN AN INDUSTRY

As described in the following Proposal, the Board of UTF unanimously recommends that stockholders of UTF approve the revision of UTF’s fundamental investment restriction which requires it to invest in the utilities industry. Generally, the purpose of this proposed change is to increase UTF’s investment flexibility by removing what the Advisor considers to be an unnecessarily restrictive policy (in light of current regulatory requirements) and reducing administrative and compliance burdens. The chart below illustrates UTF’s current investment restriction and UTF’s proposed amended investment restriction.

Current Restriction:	Proposed Amended Restriction:
The Fund may not invest more than 25% of its managed assets in securities of issuers in any one industry, except for the utility industry.	The Fund may not invest more than 25% of its managed assets in securities of issuers in any one industry, except for securities in infrastructure companies.

The Advisor does not anticipate any immediate change in the way UTF is managed as a result of changing this fundamental investment restriction. While the Advisor expects UTF to continue to invest in the utility industry, the amended restriction will provide the Advisor with increased flexibility to invest UTF’s assets in securities of infrastructure companies more broadly, including securities of infrastructure companies outside of the utility industry. The amended restriction is intended to more closely align the concentration policy of UTF with the change to UTF’s name and investment objective approved by stockholders in 2009, which removed the requirement to invest in utility securities and changed UTF’s name from Cohen & Steers Select Utility Fund, Inc. to Cohen & Steers Infrastructure Fund, Inc.

Background. Proposal two relates to a current fundamental investment restriction of UTF that, in the view of the Advisor and the Board, is either outdated or more restrictive than applicable law and current regulations require. The Advisor and the Board believe that maintaining outdated and unnecessarily restrictive fundamental investment restrictions could prevent UTF from taking advantage of attractive investment opportunities and/or responding to changing regulations or market developments in the future — at least without incurring the delays and costs that would be associated with seeking stockholder approval.

Currently, UTF has a fundamental investment restriction requiring it to invest at least 25% of its managed assets in securities of issuers in the utilities industry. Prior to January 1, 2010, UTF’s name was Cohen & Steers Select Utility Fund, Inc. On November 24, 2009, stockholders of UTF approved expanding UTF’s investment objective to facilitate a change in UTF’s focus from utility securities to securities issued by global infrastructure companies, which consist of utilities, pipelines, toll roads, airports, railroads, ports, and telecommunications companies and UTF’s name was changed to Cohen & Steers Infrastructure Fund Inc. Due to the expansion of UTF’s investment objective, the Advisor believes maintaining a restriction requiring it to invest at least 25% of its net assets in the utilities industry is outdated and unnecessarily burdensome.

Under applicable law, an investment company may not concentrate its investments in any industry or group of industries unless it does so pursuant to a fundamental policy that can only be changed with stockholder approval. In addition, an investment company must concentrate its investments consistent with any policy to do so. Although “concentration” is not defined in the 1940 Act, the SEC has generally regarded a fund as concentrating its investments in an industry if the fund invests 25% or more of its assets in securities of issuers in that industry.

For purposes of applying the terms of its revised fundamental investment policy, the Advisor will, on behalf of UTF, make reasonable determinations as to the appropriate industry classification to assign to each issuer of securities in which UTF invests. The definition of what constitutes a particular industry is an evolving one, particularly for issuers in industries or sectors within industries that are new or are undergoing rapid development. Some issuers could reasonably fall within more than one industry category. The Advisor will use its reasonable efforts to assign each issuer to the category which it believes is most appropriate.

As discussed above, the Advisor does not intend to modify UTF’s investment strategy or make any immediate change in the way UTF is managed as a result of the proposed change to UTF’s fundamental investment restriction.

The Board recommends that UTF’s current fundamental investment restriction with respect to concentrating investments in the utilities industry be revised as described above.

Why a Stockholder Vote is Required. The 1940 Act requires registered investment companies like UTF to have “fundamental” investment restrictions governing certain of their investment practices. Investment companies may also voluntarily designate restrictions relating to other investment practices as “fundamental.” Under the 1940 Act, fundamental investment restrictions may only be changed with the approval of a majority of a fund’s outstanding voting securities (as defined in the 1940 Act). The Board of UTF unanimously recommends that UTF’s current fundamental investment restriction be revised as described above. Stockholders of UTF may vote in favor of or against Proposal two. This Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of UTF, as defined in the 1940 Act and described below.

The Board of Directors of UTF, including the Independent Directors, unanimously recommends that the stockholders of the Fund vote “FOR” proposal two.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

For the fiscal year ended November 30, 2014 for MIE and December 31, 2014 for all other Funds, each Fund’s Audit Committee selected PricewaterhouseCoopers LLP, an independent registered public accounting firm, to audit the accounts of the Fund. Their selection was ratified and approved by the vote, cast in person, of a majority of the Directors of the Fund, including a majority of the Independent Directors who are “independent” as defined in the New York Stock Exchange listing standards. On December 9, 2014, the Audit Committee of MIE selected PricewaterhouseCoopers LLP as the Fund’s registered public account firm (“auditor”) for the fiscal year ending November 30, 2015. On March 17, 2015, the Audit Committee of each Fund, other than MIE, will meet to consider the appointment of PricewaterhouseCoopers LLP as each Fund’s auditor for the fiscal year ending December 31, 2015. This proxy statement will be updated if the Audit Committee of each Fund, other than MIE, does not select PricewaterhouseCoopers LLP as the Fund’s auditor for the year ending December 31, 2015. Each Audit Committee meets at least twice a year with representatives of the Funds’ auditor to discuss the scope of the auditor’s engagement and to review the financial statements of the Fund and the results of their examination thereof.

Fees Paid to PricewaterhouseCoopers LLP

Aggregate fees billed to the Funds for the last two fiscal years for professional services rendered by PricewaterhouseCoopers LLP were as follows:

	Audit Fees		Audit-Related Fees		Tax Fees		All Other Fees
Funds	2014	2013	2014	2013	2014	2013	2014	2013
FOF	$49,800	$48,410	$0	$0	$6,600	$6,400	$0	$0
INB	$55,700	$54,080	$0	$0	$13,080	$12,700	$0	$0
PSF	$47,700	$46,350	$0	$0	$6,600	$6,400	$0	$0
RQI	$50,900	$49,440	$0	$0	$6,380	$6,200	$0	$0
RNP	$54,300	$52,740	$0	$0	$6,600	$6,400	$0	$0
UTF	$54,300	$52,740	$0	$0	$15,100	$14,700	$0	$0
RFI	$46,200	$44,910	$0	$0	$6,380	$6,200	$0	$0
LDP	$47,700	$46,350	$0	$0	$6,600	$6,400	$0	$0
MIE*	$103,000	$0	$0	$0	$144,200	$0	$0	$0

*	Each fiscal year ended November 30.

Tax fees were billed in connection with the preparation of tax returns, the calculation and designation of dividends and other miscellaneous tax services.

Aggregate fees billed by PricewaterhouseCoopers LLP for the last two fiscal years for non-audit services provided to the Advisor and any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Funds (collectively, with the Advisor, “Service Affiliates”), where the engagement relates directly to the operations and financial reporting of the Funds and which were pre-approved by the Audit Committees, were as follows:

	2014	2013
Audit-Related Fees	$0	$0
Tax Fees	$171,540	$65,400
All Other Fees	$0	$0

The Audit Committees are required to pre-approve audit and non-audit services performed for the Funds by their auditor. The Audit Committees are also required to pre-approve non-audit services performed by the Funds’ auditor for any Service Affiliate if the engagement for services relates directly to the operations and financial reporting of a Fund.

The Audit Committees may delegate pre-approval authority to one or more of their members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committees at their next scheduled meeting. The Audit Committees may not delegate their responsibility to pre-approve services to be performed by the Funds’ principal auditor to the Advisor.

None of the services described above were approved by the Audit Committees pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

The aggregate fees billed by PricewaterhouseCoopers LLP for non-audit services rendered to the Funds and for non-audit services rendered to Service Affiliates for the fiscal years ended December 31, 2014 and December 31, 2013 were:

Fund	December 31, 2014	December 31, 2013
FOF	$6,600	$6,400
INB	$13,080	$12,700

Fund	December 31, 2014	December 31, 2013
PSF	$6,600	$6,400
RQI	$6,380	$6,200
RNP	$6,600	$6,400
UTF	$15,100	$14,700
RFI	$6,380	$6,200
LDP	$6,600	$6,400
MIE*	$144,200	$0
Service Affiliates	$15,000	$15,000

*	Each fiscal year ended November 30.

The Audit Committees considered whether the provision of non-audit services that were rendered to Service Affiliates that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the independence of PricewaterhouseCoopers LLP.

CERTAIN INFORMATION REGARDING THE INVESTMENT MANAGER

The Funds have retained Cohen & Steers Capital Management, Inc., a New York corporation with offices at 280 Park Avenue, New York, New York 10017, to serve as their investment manager and administrator under investment management agreements and administration agreements dated as follows:

Fund	Date of Investment Management Agreement	Date of Administration Agreement
RQI	May 25, 2002	May 25, 2002

RNP	June 24, 2003	June 27, 2003

INB	June 12, 2007	June 12, 2007

UTF	March 25, 2004	March 25, 2004

RFI	September 17, 1993	June 13, 2014

FOF	One agreement appointing both advisor and administrator dated October 16, 2006

PSF	September 15, 2010	September 15, 2010

LDP	June 19, 2012	June 19, 2012

MIE	February 20, 2013	February 20, 2013

Martin Cohen and Robert H. Steers are “controlling persons” of the Advisor on the basis of their ownership of more than 25% of the stock of the Advisor’s parent company, CNS. Their address is 280 Park Avenue, New York, New York 10017.

State Street Bank and Trust Company, with offices at One Lincoln Street, Boston, Massachusetts 02111, serves as co-administrator for all of the Funds except MIE. U.S. Bancorp Fund Services, LLC, with offices at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as co-administrator for MIE.

OFFICERS OF THE FUNDS

The principal officers of the Funds and their principal occupations during at least the past five years, as reported by them to the Funds, are set forth below. The address of each of the Funds’ officers is 280 Park Avenue, New York, New York 10017.

ALL FUNDS

Robert H. Steers, Chairman of the Board (see Proposal One, “Election of Directors,” at page 3 for biographical information).

Joseph M. Harvey, Vice President (see Proposal One, “Election of Directors,” at page 3 for biographical information).

Adam M. Derechin, President and Chief Executive Officer, age 50, joined the Advisor in 1993. He has been the Chief Operating Officer of the Advisor since 2003.

Francis C. Poli, Secretary, age 52, joined the Advisor in 2007 as Executive Vice President, Secretary and General Counsel.

James Giallanza, Treasurer and Chief Financial Officer, age 48, joined the Advisor in 2006. He has been Executive Vice President since January 2014 and prior to that was a Senior Vice President.

Lisa Phelan, Chief Compliance Officer, age 46, joined the Advisor in 2006 as a Vice President. She has been Executive Vice President since 2015 and prior to that was a Senior Vice President. She has been the Chief Compliance Officer of the Advisor, the Cohen & Steers funds, Cohen & Steers Asia Limited and Cohen & Steers Securities, LLC since 2007, 2006, 2005 and 2004, respectively.

Heather Kaden, Deputy Chief Compliance Officer, age 39, joined the Advisor in 2007 as a Senior Compliance Associate and has been Senior Vice President since 2015. Prior thereto, she was Vice President of the Advisor since 2010 and has been Compliance Officer of Cohen & Steers UK, Limited since 2013.

Tina M. Payne, Assistant Secretary, age 40, joined the Advisor in 2007. She currently is a Senior Vice President and Associate General Counsel of the Advisor since 2010.

Neil Bloom, Assistant Treasurer, age 44, joined the Advisor in 2008 as Vice President.

FOF, INB, UTF, RQI, RNP, and RFI

Yigal D. Jhirad, Vice President, age 50, joined the Advisor in 2007 as Senior Vice President.

RFI, RNP and RQI

Thomas N. Bohjalian, Vice President, age 49, joined the Advisor in 2002, and has been an Executive Vice President since 2012. Prior to that he was a Senior Vice President of the Advisor from 2006 through 2011.

INB, PSF, RFI, RNP, RQI, LDP and UTF

William F. Scapell, Vice President, age 48, joined the Advisor in 2003 and has been an Executive Vice President since January 2014. Prior to that he was a Senior Vice President of the Advisor from 2003 through 2013.

INB

Richard E. Helm, Vice President, age 55, joined the Advisor in 2005 as a Senior Vice President.

FOF

Douglas Bond, Vice President, age 55, joined the Advisor in 2004 as an Executive Vice President.

UTF and MIE

Robert Becker, Vice President, age 45, joined the Advisor in 2003 as a Senior Vice President.

MIE

Benjamin Morton, Vice President, age 40, joined the Advisor in 2003 as a Senior Vice President.

SUBMISSION OF PROPOSALS FOR THE NEXT

ANNUAL MEETING OF STOCKHOLDERS

All proposals by stockholders of the Funds which are intended to be presented at the Funds’ next Annual Meeting of Stockholders, to be held in 2016, must be received by the relevant Funds (addressed to the Fund(s), 280 Park Avenue, New York, New York 10017) for inclusion in that Fund’s proxy statement and proxy relating to that meeting no later than November 6, 2015. Under the Funds’ current bylaws, any stockholder who desires to bring a proposal for consideration at the Funds’ 2016 Annual Meeting of Stockholders without including such proposal in the Funds’ proxy statement must deliver written notice thereof to the Secretary of the relevant Fund (addressed to the Fund, 280 Park Avenue, New York, New York 10017) during the 30-day period from October 7, 2015 to no later than 5:00 p.m., Eastern Time, on November 6, 2015. All stockholder proposals must include the information required by the Funds’ bylaws.

STOCKHOLDER COMMUNICATIONS

Stockholders may send written communications to their Fund’s Board to the attention of the Board of Directors, c/o Cohen & Steers Funds, 280 Park Avenue, New York, New York 10017. Stockholder communications must be signed by the stockholder and identify the number of shares held by the stockholder. Each properly submitted stockholder communication shall be provided to the Board at its next regularly scheduled meeting or, if such communication requires more immediate attention, it will be forwarded to the Directors promptly after receipt.

Voting Results

Each Fund will advise its stockholders of the voting results of the matters voted upon at the Meeting in its next Semi-Annual Report to Stockholders.

Notice to Banks, Broker/Dealers and Voting Trustees and their Nominees

Please advise the Funds whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Combined Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

OTHER MATTERS

Management does not know of any matters to be presented at the Meeting other than those mentioned in this Combined Proxy Statement. If any of the persons listed above is unavailable for election as a Director, an event not now anticipated, or if any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with the discretion of the person or persons voting the proxies.

Please note that only one annual or semi-annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual or semi-annual report or proxy statement, or for instructions as to who to request a separate copy of such documents or how to request a single copy if multiple copies of such documents are received, shareholders should contact the Fund at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

VOTES REQUIRED

For each Fund the presence in person or by proxy of the holders of a majority of the outstanding shares entitled to vote at the Meeting is required to constitute a quorum at the Meeting.

For each Fund the election of Messrs. Grossman, Steers and Ward will require the affirmative vote of a plurality of the votes cast at the Meeting, assuming a quorum is present.

Proposal two, the revision of the fundamental investment restriction with respect to concentrating investments in an industry, requires a vote by stockholders of UTF. Approval of the Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of UTF, as defined in the Act. The “vote of a majority of the outstanding voting securities” is defined in the Act, as the lesser of the vote of (i) 67% or more of the voting securities of UTF entitled to vote on the Proposal present at the Meeting or represented by proxy, if more than 50% of UTF’s outstanding voting securities entitled to vote on the Proposal are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of UTF entitled to vote on the Proposal.

If the accompanying form of proxy is executed properly and returned, shares of stock represented by it will be voted at the Meeting in accordance with the instructions on the proxy. However, if no instructions are specified, shares will be voted for the election of the Directors. Each Fund’s Board does not know of any matters to be brought before the Meeting other than the nomination and election of the Fund’s nominees as described above in this proxy statement. The appointed proxies will vote in their discretion on any business other than the nomination and election of the Fund’s nominees and, with regard to UTF, the revision of the fundamental investment restriction with respect to concentrating investments in an industry, that properly comes before the Meeting or any postponement(s) or adjournment(s) thereof, if any.

By order of the Boards of Directors,

FRANCIS C. POLI
Secretary

March 6, 2015

New York, New York

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Proxy Statement is available at www.proxyvote.com.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

COHEN & STEERS SELECT PREFERED AND INCOME FUND, INC.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

280 PARK AVENUE

NEW YORK, NEW YORK 10017

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Revoking such prior appointments, the undersigned appoints Josh Troper and Al Laskaj (or, if only one shall act, then that one) proxies with the power of substitution to vote all the stock of [Cohen & Steers Fund] (the “Fund”) registered in the name of the undersigned at the Annual Meeting of Stockholders to be held at the offices of Cohen & Steers Capital Management, Inc., 280 Park Avenue, 10th Floor, New York, New York 10017 on April 23, 2015 at 10:00 a.m., New York City time and at any adjournments or postponements thereof and to otherwise represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

(Continued on the reverse)

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

Vote On Directors	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
1. Election of Directors
Nominees:

1.1 George Grossman	☐	☐	☐
1.2 Robert H. Steers
1.3 C. Edward Ward, Jr.
(Instructions: To withhold authority for an individual nominee, write that nominee’s name in the line provided below.)

*Exceptions:

Please Mark Here for Address Change or Comments	☐

SEE REVERSE SIDE

2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The Shares of stock represented by this Proxy will be voted in accordance with the specifications made above. If no specifications are made, such shares will be voted FOR the election of all the nominees for Director. The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournments or postponements thereof.

Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Note: Please be sure to sign and date this proxy.

Signature	Signature	Date

☐  FOLD AND DETACH HERE  ☐

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Proxy Statement is available at www.proxyvote.com.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

280 PARK AVENUE

NEW YORK, NEW YORK 10017

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Revoking such prior appointments, the undersigned appoints Josh Troper and Al Laskaj (or, if only one shall act, then that one) proxies with the power of substitution to vote all the stock of Cohen & Steers Infrastructure Fund (the “Fund”) registered in the name of the undersigned at the Annual Meeting of Stockholders to be held at the offices of Cohen & Steers Capital Management, Inc., 280 Park Avenue, 10th Floor, New York, New York 10017 on April 23, 2015 at 10:00 a.m., New York City time and at any adjournments or postponements thereof and to otherwise represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

(Continued on the reverse)

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

Vote On Directors	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
1. Election of Directors
Nominees:

1.1 George Grossman	☐	☐	☐
1.2 Robert H. Steers
1.3 C. Edward Ward, Jr.
	For	Against	Abstain
2. To approve the revision of UTF’s fundamental investment restriction with respect to concentrating investments in an industry.	☐	☐	☐

3. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.
(Instructions: To withhold authority for an individual nominee, write that nominee’s name in the line provided below.)

*Exceptions:

Please Mark Here for Address Change or Comments	☐

SEE REVERSE SIDE

The Shares of stock represented by this Proxy will be voted in accordance with the specifications made above. If no specifications are made, such shares will be voted FOR the election of all the nominees for Director. The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournments or postponements thereof.

Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Note: Please be sure to sign and date this proxy.

Signature	Signature	Date

☐  FOLD AND DETACH HERE  ☐